Exhibit No. 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Regis Corporation (the Registrant) on Form 10-Q for the quarter ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Randy L. Pearce, Executive Vice President, Chief Financial and Administrative Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Quarterly Report on Form 10-Q complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

November 12, 2002, 2002

/s/ Randy L. Pearce
Randy L. Pearce, Executive Vice President, Chief Financial and Administrative Officer